UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event

reported) January 22, 2014

     Build-A-Bear Workshop, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32320	43-1883836
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1954 Innerbelt Business Center Drive St. Louis, Missouri	63114
(Address of Principal Executive Offices)	(Zip Code)

         (314) 423-8000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On January 22, 2014, Build-A-Bear Workshop, Inc. (the “Company”) and all of its domestic subsidiaries (collectively with the Company, the “Borrower”) entered into a Fourteenth Amendment to Loan Documents (the “Loan Document Amendment”) with U.S. Bank National Association (“U.S. Bank”), which amends the Company’s Fourth Amended and Restated Loan Agreement (the “Credit Agreement”) and the Fourth Amended and Restated Revolving Credit Note (the “Revolving Credit Note”) with U.S. Bank.

The Loan Document Amendment extends the expiration date of the facility from December 31, 2014 to December 31, 2015 and increases the fixed charge coverage ratio covenant to be 1.20 to 1.00 for the four fiscal quarter period ended June 30, 2014 and for each four fiscal quarter period thereafter. Except for the changes in the preceding sentence, the terms and conditions of the Credit Agreement remain unchanged. The Borrower does not currently have any outstanding borrowings under the Credit Agreement and is currently in compliance with the Credit Agreement covenants.

Relationship to U.S. Bank

The Company has or may have had customary banking relationships with U.S. Bank based on the provision of a variety of financial services, including lending, commercial banking and other advisory services.

The foregoing description of the Loan Document Amendment is only a summary of certain terms and conditions of the document and is qualified in its entirety by reference to the Loan Document Amendment, which has been filed as Exhibit 10.1 hereto and which is incorporated by reference herein. In addition, the Company has previously filed the Credit Agreement and the Revolving Credit Note as Exhibits 10.1 and 10.2, respectively, to its Current Report on Form 8-K, filed on August 13, 2008, as amended by the Seventh Amendment to Loan Documents previously filed as Exhibit 10.1 to its Current Report on Form 8-K, filed on October 29, 2009, the Eighth Amendment to Loan Documents previously filed as Exhibit 10.1 to its Current Report on Form 8-K, filed on January 4, 2011, the Ninth Amendment to Loan Documents previously filed as Exhibit 10.1 to its Current Report on Form 8-K, filed on January 4, 2012, the Tenth Amendment to Loan Documents previously filed as Exhibit 10.1 to its Current Report on Form 8-K, filed on July 26, 2012, the Eleventh Amendment to Loan Documents previously filed as Exhibit 10.1 to its Current Report on Form 8-K, filed on December 21, 2012, the Twelfth Amendment to Loan Documents previously filed as Exhibit 10.1 to its Current Report on Form 8-K, filed on February 14, 2013,which documents have also been incorporated by reference in the Company’s Annual Report on Form 10-K for the year ended December 29, 2012 (File No. 001-32320), filed on March 14, 2013, and the Thirteenth Amendment to Loan Documents previously filed as Exhibit 10.1 to its Current Report on Form 8-K, filed on May 2, 2013; the foregoing description of those documents is also only a summary of certain terms and conditions therein and is qualified in its entirety to such documents as previously filed.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

10.1

Fourteenth Amendment to Loan Documents between Build-A-Bear Workshop, Inc., Build-A-Bear Workshop Franchise Holdings, Inc., Build-A-Bear Entertainment, LLC, Build-A-Bear Retail Management, Inc., as Borrowers, and U.S. Bank National Association, as Lender, entered into effective as of January 22, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILD-A-BEAR WORKSHOP, INC.

Date:	January 23, 2014	By:	/s/ Tina Klocke
			Name:	Tina Klocke
			Title:	Chief Operations and Financial
Bear and Treasurer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1

Fourteenth Amendment to Loan Documents between Build-A-Bear Workshop, Inc., Build-A-Bear Workshop Franchise Holdings, Inc., Build-A-Bear Entertainment, LLC, Build-A-Bear Retail Management, Inc., as Borrowers, and U.S. Bank National Association, as Lender, entered into effective as of January 22, 2014

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